SECOND  AMENDMENT  TO  AMENDED  AND  RESTATED  LOAN  AGREEMENT
     --------------------------------------------------------------

     This Second Amendment to Amended and Restated Loan Agreement (this "Amendment") executed on September 30, 1999, is dated as of August 31, 1999 by
        --
and  among  PIZZA  INN, INC., a Missouri corporation (the "Borrower"), and WELLS
                                                           --------
FARGO  BANK  (TEXAS),  NATIONAL  ASSOCIATION  (the  "Lender").
                                                     ------

                                R E C I T A L S:

     WHEREAS, Borrower and Lender have entered into that certain Amended and Restated Loan Agreement dated as of August 28, 1997, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of September 14, 1998 (as the same has been and may be amended, modified or supplemented from time to time, the "Agreement"), pursuant to which Lender made revolving credit
                     ---------
loans  available  to Borrower under the terms and provisions stated therein; and

     WHEREAS, pursuant to the Agreement, Barko Realty, Inc., a Texas corporation, R-Check, Inc., a Texas corporation, and Pizza Inn of Delaware, Inc., a Delaware corporation (collectively, the "Guarantors") executed that
                                                      ----------
certain Amended and Restated Guaranty Agreement dated as of August 28, 1997 (the "Guaranty") which guaranteed to Lender the payment and performance of the
 --------
Obligations  (as  defined  in  the  Agreement);
 -----

     WHEREAS, Borrower has requested Lender to (a) amend certain provisions of the investment covenant, and (b) extend the Termination Date; and

     WHEREAS, Lender is willing to amend the Agreement as hereinafter provided; and

     WHEREAS, Borrower and Lender now desire to amend the Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  1     ARTICLE

                                   DEFINITIONS
                                   -----------

1.1          Section     Definitions.  Capitalized terms used in this Amendment,
                         -----------
to the extent not otherwise defined herein, shall have the same meaning as in the Agreement, as amended hereby.

2          ARTICLE

                                   AMENDMENTS
                                   ----------

2.1          Section     Amendments  to  Section  1.1.  Effective as of the date
                         ----------------------------
hereof, the definition of "Termination Date" in Section 1.1 of the Agreement is amended by deleting the reference to "August 30, 2000" and substituting therefor "August 30, 2001".

2.2          Section     Amendment  to Section 9.5(f).  Effective as of the date
                         ----------------------------
hereof, Section 9.5(f) of the Agreement is amended in its entirety to read as follows:

     (f) loans or advances to (i) employees of the Borrower in the ordinary course of business not to exceed $100,000 to any one individual or $250,000 in the aggregate and (ii) shareholders of the Borrower in an amount not to exceed $2,750,000 in the aggregate to enable such shareholders to exercise their vested options to purchase stock of the Borrower;

2.3          Section     Deletion  of  Section  10.2.  Effective  as of the date
                         ---------------------------
hereof,  Section  10.2  of  the  Agreement  is  deleted  in  its  entirety.

3          ARTICLE

     CONDITIONS  PRECEDENT
     ---------------------

3.1          Section     Conditions.  The  effectiveness  of  this  Amendment is
                         ----------
subject  to  the  satisfaction  of  the  following  conditions  precedent:

(a) Lender shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Lender:

               (i)     Amendment.  This Amendment, duly executed by Borrower and
                       ---------
each  Guarantor;

     (ii)     Third Amended and Restated Revolving Credit Note.  A Third Amended
              ------------------------------------------------
and  Restated Revolving Credit Note in the form of Annex I attached hereto, duly
                                                   -------
executed  by  Borrower;  and

     (iii)     Additional  Information.  Such  additional documents, instruments
               -----------------------
and information as Lender or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.

(b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.

(c) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.

(d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel, Winstead Sechrest & Minick P.C.

4          ARTICLE

     MISCELLANEOUS
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4.1          Section   Ratifications, Representations and Warranties.  Except as
                       ---------------------------------------------
expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower agrees that the representations and warranties contained herein and in all other Loan Documents, as amended hereby, are true and correct as of, and as if made on, the date hereof. Borrower and Lender agree that the Agreement as amended hereby and all other documents executed in connection with the Agreement or this Amendment to which Borrower or any Guarantor is a party shall continue to be legal, valid, binding and enforceable in accordance with their respective terms

4.2          Section   Reference  to the Agreement.  Each of the Loan Documents,
                       ---------------------------
including the Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

4.3          Section   Expenses  of  Lender.  As  provided for in the Agreement,
                       --------------------
Borrower agrees to pay on demand all reasonable cost and expenses incurred by Lender in connection with the preparation, negotiation, execution of this Amendment, and the other Loan Documents executed pursuant hereto and any and all amendments, modifications and supplements thereto including, without limitation, the reasonable cost of Lender's legal counsel, and all reasonable costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Documents.

4.4          Section   Severability.  Any  provisions  of this Amendment held by
                       ------------
court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

4.5          Section   Applicable  Law.  This  Amendment  and  all  other  Loan
                       ---------------
Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of Texas.

4.6          Section   Successors  and  Assigns.  This Amendment is binding upon
                       ------------------------
and shall enure to the benefit of Lender and Borrower and their respective successors and assigns.

4.7          Section   Counterparts.  This  Amendment  may be executed in one or
                       ------------
more counterparts, each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same instrument.

4.8          Section   Headings.  The  headings, captions, and arrangements used
                       --------
in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

4.9          Section   NO  ORAL  AGREEMENTS.  THIS  AMENDMENT  AND  ALL  OTHER
                       --------------------
INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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
     EXECUTED  as  of  the  day  and  year  first  above  written.

                         BORROWER:

                         PIZZA  INN,  INC.


            By:  /s/  Ronald  W.  Parker
                 -----------------------
                              Name:  Ronald  W.  Parker
                              Title:    Executive  Vice  President


                         LENDER:

WELLS  FARGO  BANK  (TEXAS),  NATIONAL  ASSOCIATION


                         By:  /s/  Austin  D.  Nettle
                              -----------------------
                              Name:  Austin  D.  Nettle
                              Title:   Banking  Officer


     Each of the Guarantors hereby consents and agrees to this Amendment and agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.

                         GUARANTORS:

                         BARKO  REALTY,  INC.


                         By:  /s/  Ronald  W.  Parker
                              -----------------------
                              Name:  Ronald  W.  Parker
                              Title:   President

                         R-CHECK,  INC.


                         By:  /s/  Ronald  W.  Parker
                              -----------------------
                              Name:  Ronald  W.  Parker
                              Title:   President